UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

KL Allocation Fund

Advisor Class (GAVAX)

 Institutional Class (GAVIX)

ANNUAL REPORT

 AUGUST 31, 2022

KL Allocation Fund

 A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

 www.knowledgeleadersfunds.com

Dear Shareholders,

In the KL Allocation Fund, we remain focused on investing over the whole business cycle. As of the end of fiscal 2022, the portfolio maintained its history of attractive risk-adjusted returns, holding on to its long-term record of positive performance during a year marked by consistent market declines and returning 5.21% annualized since inception. With a dual mandate of capital appreciation and capital preservation, looking at the risk-adjusted performance of the portfolio can offer another useful assessment. For example, the portfolio was only 71% correlated to the benchmark Morningstar Developed Markets Large-Mid Cap Index compared to 100% for the benchmark, yet it generated alpha, a measure of excess return, of 1.41%. Putting these two risk stats together illustrates the fund’s history of generating excess returns with a much lower correlation to the benchmark. In addition, the fund turned in an overall capture statistic of 125%, compared to the 100% for the benchmark. Finally, the portfolio’s consistent low risk since inception can be observed in the fund’s beta statistic of 0.37, compared to 1.00 for the benchmark (all data above, GAVIX since inception as of 8/31/22).

Fund Performance (as of 8/31/22)	1Y (%)	5Y (% annualized)	10Y (% annualized)	Since Inception 9/30/10 (% annualized)
KL Allocation Fund (GAVIX)	-17.32	0.70	4.39	5.21
KL Allocation Fund (GAVAX)	-17.60	0.44	4.14	4.93
Benchmark Performance
Morningstar DM Large-Mid Cap Index	-15.63	7.56	9.38	8.93
Morningstar US Treasury Bond Index	-10.65	0.34	0.84	1.44

As of 6/30/2022, the 1-year, 5-year, 10-year and since inception annualized total returns for the KL Allocation Fund Advisor Class were -16.33%, 1.66%, 4.59% and 5.21% and Institutional Class were - 16.09%, 1.93%, 4.85% and 5.49%, respectively. The Morningstar Developed Markets Large-Mid Cap Index 1-year, 5-year, 10-year and since inception annualized total returns as of 6/30/2022 were - 14.97%, 7.39%, 9.42% and 8.75%. The inception date for the KL Allocation Fund is 09/30/10.

Based on the Fund’s current prospectus, the total annual operating expenses of the Fund are 1.53% and 1.28% for the Advisor and Institutional Classes, respectively. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisory Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

The dominant narrative in 2022 was the acceleration in inflation highlighting the massive policy mistake the Federal Reserve made last year by not starting to pull in the monetary slack before inflation took off. The other notable event of the year was Russia’s invasion of Ukraine. Besides the atrocities of war, human devastation and criminal behavior of the Russian army, the invasion catalyzed already soaring commodity prices early in 2022. As analysts reviewed the Ukrainian economy in the days following the invasion, the financial community came to realize the importance of Ukraine in agriculture—via foodstuffs and fertilizer exports—and industry products, like neon gas and steel. At the same time, the West came together and imposed sanctions on Russia in attempt to stifle their cash generative machine of energy exports.

This and the Fed being so far behind the curve are probably what led to the failure of bonds to provide an adequate hedge to equities early in the year. As long as inflation continued to hang on, we expected bonds would continue to fail to provide an effective hedge. During the first quarter of the year, we got creative and opted to use inverse ETFs to manage risk. These are not buy-and-hold vehicles, but rather short-term risk mitigation vehicles. They served their purpose, limiting our exposure to the market drawdowns during the quarter, and we were out of them by the end of Q2.

We believe the back half of the year could be much better for investors than the first half of 2022. As of this writing, in addition to our belief that inflation has peaked, we are observing a slew of market indicators that suggest to us sentiment toward stocks is extremely negative. In our opinion, June 17, 2022, was a very important low with the sentiment backdrop providing an interesting backdrop. For example: the S&P 500 was down five of the last trading sessions going into the June 17 low, something not seen since modern data for the S&P 500 became available in 1928. At the same time, traders are paying more premium for put options than call options. Similar readings occurred in the COVID bear market. Small traders in particular have been very active buying puts, again similar to levels seen during the COVID bear market. These small retail traders are paying 1.2x more in put premiums than call premiums, a level that exceeds the COVID bear market. All this while the net percent of investors surveyed by the Conference Board forecasting stocks to rise and rates to fall matches major lows over the last 20 years, and corporate insiders are buying their stock to a record degree, particularly in the tech sector where the insider buy/sell ratio is currently at the highest reading in a decade. A slew of indicators, including the Sentiment Trader Panic/Euphoria model which is below zero, are at or near levels seen at the COVID bear market trough. Finally, by summer, only 20% of NYSE stocks were above their 200-day moving average.

In the KL Allocation Fund, most recently we increased equity, selling stocks that were triggered by our sell discipline and redeploying proceeds into new promising new names. This fiscal year we have had positions on a very short leash and if a stock broke down per our proprietary point-and-figure-based technical analysis software, we sold and realized the loss.

In this twelfth annual letter, the market continues to validate our investment hypothesis. Our strategy is based on the Knowledge Effect, a market inefficiency through which highly innovative companies tend to generate excess returns in the stock market. We seek to achieve the fund’s dual mandate of capital appreciation and capital preservation by combining this equity strategy investing in Knowledge Leaders with a multi-asset approach aimed at limiting downside exposure and volatility. Thank you for your continued support.

Steven Vannelli, CFA

Portfolio Manager

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.KnowledgeLeadersFunds.com. The views in this letter were as of 8/31/22 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Important Information and Investment Risks

The value of the securities held by the Fund will change due to general market and economic conditions and industry perceptions. Investments in non-US issuers may involve unique risks. Currency fluctuation, adverse political, economic or social developments could undermine the value of the Fund’s investments. The securities of mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. An investment in a fund that is less diversified across countries or geographic regions is generally riskier than an investment in a more geographically diversified fund. Allocations and holdings are subject to change. There are no guarantees the strategies will be successful, or the fund’s investment objective will be met.

Alpha is a measure of the portfolio’s risk adjusted performance. When compared to the portfolio’s beta, a positive alpha indicates better-than-expected portfolio performance and a negative alpha worse-than expected portfolio performance. Correlation is the extent to which the returns of different types of investments move in tandem with one another in response to changing economic and market conditions. Correlation is measured on a scale of -1 (negatively correlated) to +1 (completely correlated). Low correlation or negative correlation to traditional stocks and bonds may help reduce risk in a portfolio and provide downside protection. Overall Capture is the ratio between up capture ratio and down capture ratio. Up Capture Ratio is a measure of a manager’s performance in markets with returns at or above 0% relative to the market (benchmark). Down Capture Ratio is a measure of what percentage of the down market was captured by the manager. An Overall Capture Ratio greater than 100% means the investment went up more than the market (benchmark) when the market had positive returns than the investment went down when the market had negative returns. Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market. The Fund’s primary performance benchmark is the Morningstar Developed Markets Large-Mid Cap Index, a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. Indexes are unmanaged and do not reflect fees or expenses. An investor cannot invest directly in an index.

©2022 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Knowledge Leaders Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Knowledge Leaders Funds or any member of the public regarding the advisability of investing in mutual funds or ETFs generally or in the Knowledge Leaders Funds in particular or the ability of the Knowledge Leaders Funds to track mutual fund or ETF market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE KNOWLEDGE LEADERS FUNDS OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS OMISSIONS, OR INTERRUPTIONS THEREIN

1600 Broadway, Suite 1600, Denver, CO 80202 | T. 303.763.1810 | www.KnowledgeLeadersCapital.com

KL Allocation Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, with a similar investment in the Morningstar Developed Markets Large-Mid Cap Index and the Morning US Treasury Bond Index during the periods shown. The performance graph above is shown for the Fund’s Institutional Class shares, Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Morningstar Developed Markets Large-Mid Cap Index is a subset of large-cap and mid-cap stocks in the Morningstar Developed Markets Index, a broad market Index representing 97% of Developed Markets equity market capitalization. The Morningstar US Treasury Bond Index measures the performance of fixed-rate, investment-grade USD-denominated Treasury bonds with maturities greater than one year. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2022	1 Year	5 Years	10 Years
Advisor Class	-17.60%	0.44%	4.14%
Institutional Class	-17.32%	0.70%	4.39%
Morningstar Developed Markets Large-Mid Cap Index	-15.63%	7.56%	9.38%
Morningstar US Treasury Bond Index	-10.65%	0.34%	0.84%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and month-end performance may be obtained by calling (888) 998-9890.

KL Allocation Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited) - Continued

Primary Index Disclaimers

The KL Allocation Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, "Morningstar Entities"). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the KL Allocation Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the KL Allocation Fund in particular or the ability of the KL Allocation Fund to track general capital markets performance. The Morningstar Entities' only relationship to Knowledge Leaders Capital is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which are determined, composed and calculated by the Morningstar Entities without regard to Knowledge Leaders Capital or the KL Allocation Fund. The Morningstar Entities have no obligation to take the needs of Knowledge Leaders Capital or the owners of the KL Allocation Fund into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the KL Allocation Fund or the timing of the issuance or sale of the KL Allocation Fund or in the determination or calculation of the equation by which the KL Allocation Fund is converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the KL Allocation Fund.

Secondary Index Disclaimer

The KL Allocation Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the KL Allocation Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the KL Allocation Fund in particular or the ability of the KL Allocation Fund to track general market performance.  The Morningstar Entities’ only relationship to Knowledge Leaders Capital is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which are determined, composed and calculated by the Morningstar Entities without regard to Knowledge Leaders Capital or the KL Allocation Fund.  The Morningstar Entities have no obligation to take the needs of Knowledge Leaders Capital or the owners of the KL Allocation Fund into consideration in determining, composing or calculating the Morningstar Index Data.  The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the KL Allocation Fund or the timing of the issuance or sale of the KL Allocation Fund or in the determination or calculation of the equation by which the KL Allocation Fund is converted into cash.  The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the KL Allocation Fund.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY KNOWLEDGE LEADERS CAPITAL, OWNERS OR USERS OF THE KL ALLOCATION FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

KL Allocation Fund

FUND PERFORMANCE at August 31, 2022 (Unaudited) - Continued

Expense ratios for the Advisor and Institutional Class shares were 1.53% and 1.28%, respectively, which were stated in the current prospectus dated January 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

KL Allocation Fund

SCHEDULE OF INVESTMENTS

As of August 31, 2022

Number of Shares		Value
	COMMON STOCKS — 50.4%
	COMMUNICATION SERVICES — 3.6%
2,694	Alphabet, Inc. - Class A*	$291,545
6,162	Liberty Media Corp. - Liberty Formula One - Class A*	358,197
32,908	Pinterest, Inc. - Class A*	758,200
2,736	Spotify Technology S.A.*[1]	295,898
2,878	Take-Two Interactive Software, Inc.*	352,728
		2,056,568
	CONSUMER DISCRETIONARY — 3.9%
4,928	Bandai Namco Holdings, Inc.	369,780
3,684	Etsy, Inc.*	389,067
470	MercadoLibre, Inc.*	402,019
64,724	Nikon Corp.	738,839
1,930	Tractor Supply Co.	357,340
		2,257,045
	CONSUMER STAPLES — 3.2%
31,492	Suntory Beverage & Food Ltd.	1,150,298
12,002	Yakult Honsha Co., Ltd.	709,867
		1,860,165
	FINANCIALS — 3.4%
4,062	Arthur J. Gallagher & Co.	737,537
890	FactSet Research Systems, Inc.	385,673
8,000	Raymond James Financial, Inc.	834,960
		1,958,170
	HEALTH CARE — 14.9%
1,190	Align Technology, Inc.*	290,003
5,790	AstraZeneca PLC	716,185
6,870	BioMerieux	628,243
4,654	Dexcom, Inc.*	382,605
2,318	Eli Lilly & Co.	698,251
1,430	Illumina, Inc.*	288,345
17,318	Ionis Pharmaceuticals, Inc.*	736,361
1,806	Johnson & Johnson	291,380
4,686	LHC Group, Inc.*	756,649
4,910	Masimo Corp.*	721,230
3,378	Merck & Co., Inc.	288,346
23,112	Meridian Bioscience, Inc.*	753,220
6,533	Novo Nordisk A/S - Class B	698,463
13,152	Prestige Consumer Healthcare, Inc.*	665,228
8,613	Sanofi	704,094
		8,618,603

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIALS — 6.9%
2,438	Ametek, Inc.	$292,950
2,416	Carlisle Cos., Inc.	714,315
716	Cintas Corp.	291,297
1,726	Cummins, Inc.	371,729
1,322	Generac Holdings, Inc.*	291,382
5,366	Kforce, Inc.	293,628
9,078	Toromont Industries Ltd.	702,657
1,328	W.W. Grainger, Inc.	736,960
3,296	Westinghouse Air Brake Technologies Corp.	288,894
		3,983,812
	INFORMATION TECHNOLOGY — 12.9%
782	Adobe, Inc.*	292,030
8,588	Amdocs Ltd.[1]	734,016
3,956	Amphenol Corp. - Class A	290,885
2,222	Analog Devices, Inc.	336,700
3,744	Aspen Technology, Inc.*	788,486
1,680	Broadcom, Inc.	838,505
29,492	Canon, Inc.	706,313
21,496	Hewlett Packard Enterprise Co.	292,346
1,838	Jack Henry & Associates, Inc.	353,264
9,170	NetScout Systems, Inc.*	291,056
25,100	OneSpan, Inc.*	288,901
5,900	Paychex, Inc.	727,706
17,634	Photronics, Inc.*	296,251
6,076	Progress Software Corp.	292,438
3,096	PTC, Inc.*	355,699
1,838	Salesforce, Inc.*	286,949
9,356	Shopify, Inc. - Class A*[1]	296,117
		7,467,662
	MATERIALS — 1.6%
11,900	Sensient Technologies Corp.	948,073
	TOTAL COMMON STOCKS
	(Cost $30,570,108)	29,150,098
	EXCHANGE-TRADED FUNDS — 20.3%
71,308	iShares 1-3 Year Treasury Bond - ETF	5,867,935

KL Allocation Fund

SCHEDULE OF INVESTMENTS - Continued

As of August 31, 2022

Number of Shares		Value
	EXCHANGE-TRADED FUNDS (Continued)
116,766	WisdomTree Floating Rate Treasury Fund	$5,867,492
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $11,761,023)	11,735,427
	SHORT-TERM INVESTMENTS — 4.0%
2,336,262	Fidelity Institutional Government Portfolio - Class I, 2.00%[2]	2,336,262
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,336,262)	2,336,262

	TOTAL INVESTMENTS — 74.7%
	(Cost $44,667,393)	43,221,787
	Other Assets Less Liabilities — 25.3%	14,660,834
	TOTAL NET ASSETS — 100.0%	$57,882,621

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

KL Allocation Fund

SUMMARY OF INVESTMENTS

As of August 31, 2022

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	36.3%
Japan	6.4%
France	2.3%
Canada	1.7%
United Kingdom	1.3%
Denmark	1.2%
Uruguay	0.7%
Sweden	0.5%
Total Common Stocks	50.4%
Exchange-Traded Funds
United States	20.3%
Total Exchange-Traded Funds	20.3%
Short-Term Investments	4.0%
Total Investments	74.7%
Other Assets Less Liabilities	25.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2022

Assets:
Investments, at value (cost $44,667,393)	$43,221,787
Receivables:
Investment securities sold	14,667,244
Fund shares sold	38
Dividends and interest	164,220
Prepaid expenses	31,947
Total Assets	58,085,236

Liabilities:
Payables:
Fund shares redeemed	69,984
Advisory fees	43,864
Shareholder servicing fees (Note 6)	6,609
Distribution fees - Advisor Class (Note 7)	1,991
Fund administration and accounting fees	20,954
Transfer agent fees and expenses	8,613
Custody fees	11,426
Auditing fees	18,710
Trustees' deferred compensation (Note 3)	8,118
Shareholder reporting fees	4,797
Chief Compliance Officer fees	1,816
Trustees' fees and expenses	912
Accrued other expenses	4,821
Total Liabilities	202,615

Net Assets	$57,882,621

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$69,512,578
Total accumulated deficit	(11,629,957)
Net Assets	$57,882,621

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$8,315,063
Shares of beneficial interest issued and outstanding	773,965
Redemption price per share	$10.74

Institutional Class Shares:
Net assets applicable to shares outstanding	$49,567,558
Shares of beneficial interest issued and outstanding	4,487,308
Redemption price per share	$11.05

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $29,360)	$1,923,558
Interest	76,043
Total investment income	1,999,601

Expenses:
Advisory fees	1,100,986
Shareholder servicing fees (Note 6)	141,670
Distribution fees – Advisor Class (Note 7)	29,468
Fund administration and accounting fees	157,671
Transfer agent fees and expenses	55,517
Custody fees	49,695
Registration fees	45,033
Auditing fees	18,798
Shareholder reporting fees	12,816
Chief Compliance Officer fees	10,286
Legal fees	8,192
Trustees' fees and expenses	5,858
Insurance fees	3,486
Miscellaneous	981
Total expenses	1,640,457
Advisory fees waived	(81,515)
Net expenses	1,558,942
Net investment income	440,659

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(8,805,177)
Foreign currency transactions	(62,014)
Net realized loss	(8,867,191)
Net change in unrealized appreciation/depreciation on:
Investments	(12,990,722)
Foreign currency translations	(14,021)
Net change in unrealized appreciation/depreciation	(13,004,743)
Net realized and unrealized loss	(21,871,934)

Net Decrease in Net Assets from Operations	$(21,431,275)

See accompanying Notes to Financial Statements.

KL Allocation Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$440,659	$(185,771)
Net realized gain (loss) on investments and foreign currency transactions	(8,867,191)	14,046,180
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(13,004,743)	(9,193,527)
Net increase (decrease) in net assets resulting from operations	(21,431,275)	4,666,882

Distributions to Shareholders:
Distributions:
Advisor Class	(1,127,082)	(2,106,590)
Institutional Class	(10,836,485)	(14,545,770)
Total distributions to shareholders	(11,963,567)	(16,652,360)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	543,078	5,058,804
Institutional Class	17,666,285	60,206,015
Reinvestment of distributions:
Advisor Class	1,117,551	1,997,710
Institutional Class	10,481,992	13,620,159
Cost of shares redeemed:
Advisor Class	(6,041,931)	(14,514,773)
Institutional Class	(120,982,767)	(47,693,772)
Net increase (decrease) in net assets from capital transactions	(97,215,792)	18,674,143

Total increase (decrease) in net assets	(130,610,634)	6,688,665

Net Assets:
Beginning of period	188,493,255	181,804,590
End of period	$57,882,621	$188,493,255
Capital Share Transactions:
Shares sold:
Advisor Class	42,640	336,465
Institutional Class	1,320,632	4,007,052
Shares reinvested:
Advisor Class	86,767	138,346
Institutional Class	792,889	922,775
Shares redeemed:
Advisor Class	(472,993)	(995,078)
Institutional Class	(9,503,283)	(3,215,540)
Net increase (decrease) in capital share transactions	(7,733,348)	1,194,020

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.20	$15.13	$13.92	$14.05	$14.65
Income from Investment Operations:
Net investment income (loss)[1]	0.02	(0.05)	(0.03)	0.11	0.02
Net realized and unrealized gain (loss)	(2.33)	0.38	2.14	0.60	(0.16)
Net increase from payments by affiliates	-	-	-	- [2]	-
Total from investment operations	(2.31)	0.33	2.11	0.71	(0.14)

Less Distributions:
From net investment income	-	(0.31)	-	-	(0.04)
From net realized gain	(1.15)	(0.95)	(0.90)	(0.84)	(0.42)
Total distributions	(1.15)	(1.26)	(0.90)	(0.84)	(0.46)

Net asset value, end of period	$10.74	$14.20	$15.13	$13.92	$14.05

Total return[3]	(17.60)%	2.03%	16.28%	5.71%[4]	(1.09)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,315	$15,869	$24,780	$17,389	$35,415

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.57%	1.45%	1.47%	1.45%	1.46%
After fees waived and expenses absorbed	1.50%	1.45%	1.47%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.07%	(0.31)%	(0.24)%	0.80%	0.12%
After fees waived and expenses absorbed	0.14%	(0.31)%	(0.24)%	0.80%	0.12%

Portfolio turnover rate	206%	140%	215%	212%	87%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Affiliate reimbursed the Fund $679 for losses from a trade error. The reimbursement had no impact to the total return.

See accompanying Notes to Financial Statements.

KL Allocation Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each year.

	For the Year Ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.53	$15.45	$14.16	$14.25	$14.85
Income from Investment Operations:
Net investment income (loss)[1]	0.05	(0.01)	- [2]	0.14	0.06
Net realized and unrealized gain (loss)	(2.38)	0.38	2.19	0.61	(0.16)
Net increase from payments by affiliates	-	-	-	- [2]	-
Total from investment operations	(2.33)	0.37	2.19	0.75	(0.10)

Less Distributions:
From net investment income	-	(0.34)	-	-	(0.08)
From net realized gain	(1.15)	(0.95)	(0.90)	(0.84)	(0.42)
Total distributions	(1.15)	(1.29)	(0.90)	(0.84)	(0.50)

Net asset value, end of period	$11.05	$14.53	$15.45	$14.16	$14.25

Total return[3]	(17.32)%	2.27%	16.58%	5.93%[4]	(0.81)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,568	$172,624	$157,025	$134,007	$331,727

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.32%	1.20%	1.22%	1.20%	1.21%
After fees waived and expenses absorbed	1.25%	1.20%	1.22%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.32%	(0.06)%	0.01%	1.04%	0.37%
After fees waived and expenses absorbed	0.39%	(0.06)%	0.01%	1.04%	0.37%

Portfolio turnover rate	206%	140%	215%	212%	87%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Affiliate reimbursed the Fund $679 for losses from a trade error. The reimbursement had no impact to the total return.

See accompanying Notes to Financial Statements.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

Note 1 – Organization

KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, security valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Income and expenses of the Fund are allocated to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(d) Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Knowledge Leaders Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until December 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended August 31, 2022, the Advisor waived a portion of its advisory fees totaling $81,515. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. As of August 31, 2022, the amount of these potentially recoverable expenses was $81,515. The Advisor may recapture all or a portion of this amount no later than August 31, 2025.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended August 31, 2022, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2022, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2022, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At August 31, 2022, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$44,898,400

Gross unrealized appreciation	$475,425
Gross unrealized depreciation	(2,152,038)

Net unrealized appreciation/(depreciation)	$(1,676,613)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2022, permanent differences in book and tax have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid-in Capital	Total accumulated earnings/(deficit)
$-	$-

As of August 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(9,932,745)
Unrealized appreciation/(depreciation) on investments	(1,676,613)
Net unrealized appreciation (depreciation) on foreign currency translations	(12,481)
Unrealized deferred compensation	(8,118)
Total accumulated earnings/(deficit)	$(11,629,957)

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,359,495	$15,128,290
Net long-term capital gains	10,604,072	1,524,070
Total distributions paid	$11,963,567	$16,652,360

As of August 31, 2022, the Fund had $9,932,745 of post-October capital losses which are deferred until September 1, 2022 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Investment Transactions

For the year ended August 31, 2022, purchases and sales of investments, excluding short-term investments, were $200,758,728 and $270,124,496, respectively.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2022, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2022, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2022, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stock
Communication Services	$2,056,568	$-	$-	$2,056,568
Consumer Discretionary	1,148,426	1,108,619	-	2,257,045
Consumer Staples	-	1,860,165	-	1,860,165
Financials	1,958,170	-	-	1,958,170
Health Care	5,871,618	2,746,985	-	8,618,603
Industrials	3,983,812	-	-	3,983,812
Information Technology	6,761,349	706,313	-	7,467,662
Materials	948,073	-	-	948,073
Exchange-Traded Funds	11,735,427	-	-	11,735,427
Short-Term Investments	2,336,262	-	-	2,336,262
Total Investments	$36,799,705	$6,422,082	$-	$43,221,787

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

*	In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $6,422,082 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Note 10 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 11 – New Accounting Pronouncements

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

KL Allocation Fund

NOTES TO FINANCIAL STATEMENTS - Continued

August 31, 2022

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the KL Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 28, 2022

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the period ended August 31, 2022, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended August 31, 2022, 100% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended August 31, 2022, the Fund designates $10,604,072 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	2	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	2	None.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustees:
John P. Zader [a]* (born 1961) Trustee	Since November 2007	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (s) (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 – June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 61 portfolios).
Maureen Quill [a]** (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust.	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present).	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).

			N/A	N/A

A	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 54 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the Knowledge Leaders World ETF which is offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

*	Mr. Zader is an “interested person” of the Trust by virtue of the employment of a member of his immediate family with an investment advisor to certain series of the Trust.

**	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 9-10, 2022, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Knowledge Leaders Capital, LLC (the “Investment Advisor”) with respect to the KL Allocation Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Morningstar Developed Markets Large-Mid Cap Index (the “Morningstar Large-Mid Cap Index”), the Morningstar U.S. Treasury Bond Index (the “Morningstar Treasury Index”), and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Tactical Allocation fund universe (the “Fund Universe”) for the one-, three-, five-, and ten-year periods ended December 31, 2021; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the ten-year period was above the Peer Group and Fund Universe median returns and the Morningstar Treasury Index return, but below the Morningstar Large-Mid Cap Index return by 5.07%. For the five-year period, the Fund’s annualized total return was above the Morningstar Treasury Index return, but below the Fund Universe and Peer Group median returns and the Morningstar Large-Mid Cap Index return by 1.22%, 1.80%, and 7.96%, respectively. The Fund’s annualized total return for the three-year period was above the Morningstar Treasury Index return, but below the Fund Universe median return by 0.60%, the Peer Group median return by 1.31%, and the Morningstar Large-Mid Cap Index return by 10.29%. The Fund’s total return for the one-year period was above the Morningstar Treasury Index return, but below the Fund Universe and Peer Group median returns and the Morningstar Large-Mid Cap Index return by 11.55%, 13.39%, and 21.34%, respectively. The Trustees considered the Investment Advisor’s assertion that the Fund’s underperformance over the one-year period compared to the Morningstar Large-Mid Cap Index could be attributed to the Fund’s significant overweight position in foreign equities and its underweight position in U.S. equities, which generally outperformed foreign equities during the period. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation; its downside volatility, as measured by its Morningstar risk score; and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the three-, five-, and ten-year periods.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor as the investment advisor for another series of the Trust, and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Fund Universe medians by 0.15%. The Trustees considered the Investment Advisor’s belief that the Fund’s advisory fee is justified because of its dual investment objectives, which result in a more complicated portfolio than many of the funds in the Fund Universe. The Trustees noted that the advisory fee charged by the Investment Advisor to the Fund is higher than the fees the Investment Advisor typically charges to manage wrap-fee and managed-account programs using the same strategy as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s wrap-fee and managed-account programs, and that the Investment Advisor provides more services to the Fund than it does to the wrap-fee and managed-account programs. The Trustees also considered that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.18% and 0.23%, respectively. The Trustees considered that the Fund’s total expenses were high in part because the Fund’s advisory fee was high.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2021, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow. In that connection, the Trustees also considered that the Investment Advisor was sharing the benefits of any potential economies of scale with the Fund’s shareholders by investing in enhancements to the firm’s personnel and compliance and operational infrastructure.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the renewal of the Advisory Agreement.

KL Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 9-10, 2022 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the KL Allocation Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Knowledge Leaders Capital, LLC, the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January1, 2021 through December 31, 2021 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

KL Allocation Fund

EXPENSE EXAMPLE

For the Six Months Ended August 31, 2022 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

KL Allocation Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/22	8/31/22	3/1/22-8/31/22
Advisor Class	Actual Performance	$1,000.00	$886.90	$7.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.64	7.64
Institutional Class	Actual Performance	$1,000.00	$888.30	$5.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.37

*	Expenses are equal to the Fund's annualized expense ratio of 1.50% and 1.25% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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KL Allocation Fund

A series of Investment Managers Series Trust

Investment Advisor

Knowledge Leaders Capital, LLC

1600 Broadway, Suite 1600

Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

 928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101
www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
KL Allocation Fund - Advisor Class	GAVAX	461 418 667
KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the KL Allocation Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 998-9890.

KL Allocation Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2022	FYE 08/31/2021
Audit Fees	$16,100	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2022	FYE 08/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 08/31/2022	FYE 08/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/07/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	11/07/2022

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	11/07/2022